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                                   EXHIBIT 99

     The undersigned, as the chief executive officer and chief financial officer of Valley Financial Corporation, certify that the Form 10-QSB for the quarter ended March 31, 2003, which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Valley Financial Corporation at the dates and for the periods indicated. The foregoing certification is made solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code and is subject to the knowledge and willfulness qualifications contained in Title 18, Chapter 63,
Section 1350(c).

Dated: May 15, 2003

                            /s/ Ellis L. Gutshall
                            --------------------------------
                            Chief Executive Officer




                            /s/ A. Wayne Lewis
                            --------------------------------
                            Chief Financial Officer